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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                      ------------------------------------

Date of Report (Date of earliest event reported)       November 21, 1996
                                                  ------------------------------

                               PICO PRODUCTS, INC.
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             (Exact name of Registrant as specified in its charter)


          NEW YORK                   1-8342                  15-0624701
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(State or other jurisdiction      (Commission               (IRS Employer
   of incorporation                File Number)           Identification No.)

          12500 Foothill Boulevard, Lakeview Terrace, CA          91342
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            (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code     (818) 897-0028
                                                   -----------------------------


                                      (N/A)
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          (Former name or former address, if changed since last report)


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FORM 8-K CURRENT REPORT:


Item 5.  Other Events.

On November 21, 1996, Pico Products, Inc. (the "Company") reported in a news release, dated November 21, 1996, that it has completed a private placement totaling $6 million. A copy of the news release is attached hereto as Exhibit 99.


Item 7.  Financial Statements and Exhibits

       (c)   Exhibits

             (99)  News release, dated November 21, 1996


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PICO PRODUCTS, INC.

                                   REGISTRANT

Date:  November 22, 1996           /s/ Joseph T. Kingsley
                                   ---------------------------------------
                                   Senior Vice President of Finance
                                   Chief Financial Officer


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